UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)

(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP 63 FUND

Semi-Annual Report

August 31, 2005

(unaudited)

8869 Brecksville Rd., Suite C Brecksville, Ohio 44141-1921

1-877-MP63FUND (1-877-676-3386)

Dear Fellow Shareholders,

    The first half of our seventh fiscal year ended August 31, 2005, and our annualized return for the six-month period was 3.37%. The Net Asset Value (NAV) climbed from $11.91 on February 28 to $12.31 at the end of August. Total net assets climbed to more than $36 million and, as expected, the fund is realizing economies of scale, with the total expense ratio falling from 1.22% (during the year ended February 28, 2005) to just 1.05% in the latest six-month period. Our long-term performance continues to be excellent (in our opinion), even as the market suffers from mediocre short-term results. 1

    As this is being written (in early October), the stock market has taken another downturn, with most indexes now showing losses for the calendar year-to-date. Some of our companies have dropped after issuing earnings “warnings” for the third and fourth quarters of 2005, among them Avon Products, ConAgra Foods, Diebold, and Gannett. But it’s worth noting (once again) that these companies…and most of those in our portfolio…have long histories of earnings and dividend growth, and we believe their longer-term prospects still look bright. As always, we hope that you’ll join us in looking past the short-term “trading environment” and continue to invest for the longer term. Whether the broader market loses ground in 2005 or not, we’re confident that building our stake in the companies of the MP 63 Index will be a rewarding effort.

    Not only have two-thirds of our companies increased their dividends for at least 10 consecutive years, but we’re also seeing additional signs that should be positive for the shareholders. In August, for example, H&R Block split 2-for-1 and Fortune Brands spun off its slow-growth office products unit (while also acquiring several valuable spirits brands from Pernod Ricard). Ingersoll-Rand split 2-for-1 on September 1 and Aqua America scheduled a 4-for-3 split for December 1. In addition, many of our companies are buying back their stock at regular intervals and making strategic acquisitions. So while some people may concentrate on very short-term results, we know that our companies are laying the groundwork for continued long-term success.

    We’re continuing to invest in the fund on a regular basis, and we hope you’ll do the same, whether by automatic investments or by individual checks at regular intervals. Another convenient way to invest is to set up the MP 63 Fund as a payee in your online banking account. That way, you’ll be able to take advantage of buying opportunities. The performance of the fund has benefited from the patient, long-term perspective of the fund’s shareholders and their willingness to buy when less disciplined (and less well-informed) investors might be tempted to sell.

<signed>Vita Nelson and David Fish, co-managers

October 14, 2005

1  We’ve chosen to forego any mention of fund ratings for two reasons. First, our Distributor insists that we attach extremely lengthy disclaimers that generally are far longer than the shareholder letter itself, fostering confusion and an emphasis on short-term results. Second, and more important, we trust that our shareholders (and potential shareholders) are capable of judging our performance with or without the reliance on ratings/rankings that are widely available.

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

Dollar-cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities; the investor should consider his/her financial ability to continue purchases through periods of low price levels. Dollar-cost averaging and automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Quasar Distributors, LLC, Distributor. (11/05)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The MP63 Fund, Inc.

	Schedule of Investments
	August 31, 2005 (Unaudited)
Shares/Principal Amount - % of Assets		Market Value

COMMON STOCKS

Advertising - 0.63%
18,932	Interpublic Group of Companies *	229,645

Automotive Parts- Retail/Wholesale - 0.99%
7,816	Genuine Parts Co.	358,129

Banks- Money Center - 2.28%
19,242	Bank of America Corp.	827,983

Banks - Regional - 3.79%
18,699	BB&T Corp.	758,618
16,830	National City Corp.	616,483
		1,375,101

Beverages- Alcoholic/Soft Drink - 2.67%
13,349	Anheuser-Busch Companies, Inc.	591,495
8,542	Coca-Cola Corp.	375,848
		967,343

Building Products- Retail/Whole - 1.77%
7,540	Black & Decker Corp.	643,162

Business Services - 0.93%
24,556	Servicemaster Co.	337,399

Chemicals- Diversified - 0.97%
18,650	RPM International, Inc.	353,418

Chemicals - Specialty - 0.91%
11,645	Englehard Corp.	331,300

Commercial Services - 1.20%
9,072	Diebold, Inc.	435,456

Computer- Mini/Micro - 1.59%
20,828	Hewlett-Packard Co.	578,186

Containers- Paper/Plastic - 1.05%
14,638	Bemis Co., Inc.	382,784

Cosmetics & Personal Care - 7.54%
26,768	Avon Products, Inc.	878,526
10,732	Colgate-Palmolive Co.	563,430
13,664	Johnson & Johnson	866,161
6,888	Kimberly Clark Corp.	429,260
		2,737,377

Diversified Operations - 6.55%
7,089	3M Company	504,382
23,973	Corning, Inc. *	478,501
8,700	Fortune Brands	756,726
18,943	General Electric Co.	636,674
		2,376,283

Electronic Equipment - 1.77%
16,830	Scientific-Atlanta, Inc.	643,916

Electronic- Semiconductors - 2.48%
34,920	Intel Corp.	898,142

Finance- Investment Management - 2.18%
9,855	Franklin Resources, Inc.	792,736

Financial Services - 7.59%
21,916	Countrywide Financial Corp.	740,542
17,122	H&R Block, Inc.	461,438
45,510	Paychex, Inc.	1,553,256
		2,755,236
Fire, Marine & Casualty Insurance - 1.02%
8,624	St. Paul Travelers	370,918

Food- Misc. Preparation - 3.64%
14,807	ConAgra Foods, Inc.	338,044
14,895	Hormel Foods Corp.	475,002
7,152	Wrigley Co.	508,150
		1,321,196

Insurance- Life/Property/Casual - 3.53%
29,620	AFLAC, Inc.	1,280,176

Leisure Products - 2.04%
14,034	Polaris Industries, Inc.	739,311

Machinery- Electrical Equipment - 2.03%
12,309	Johnson Controls, Inc.	738,294

Manufacturing - 3.13%
7,561	Illinois Tool Works, Inc.	637,241
6,250	Ingersoll-Rand Co.	497,625
		1,134,866
Medical Instruments/Products - 4.16%
26,451	Medtronic, Inc.	1,507,707

Medical Drugs - 3.37%
11,768	Abbott Laboratories	531,090
27,100	Pfizer, Inc.	690,237
		1,221,327

Metal Ores- Gold/Non Ferrous - 1.04%
3,495	Phelps Dodge Corp.	375,817

Office Equipment & Supplies - 1.22%
10,275	Pitney Bowes, Inc.	444,394

Oil & Gas- International - 4.03%
11,462	BP Plc ADR	783,772
11,349	Exxon Mobil Corp.	679,805
		1,463,577

Paper & Paper Products - 0.61%
7,221	International Paper	222,768

Publishing- Books/News/Periodic - 1.21%
6,045	Gannett Company, Inc.	439,592

Retail- Apparel/Shoes - 1.41%
23,349	Limited Brands, Inc.	513,211

Retail- Drug Stores - 0.48%
42,568	Rite Aid Corp. *	173,677

Retail- Food & Restaurant - 1.11%
8,569	Wendy's International, Inc.	403,943

Retail/Wholesale- Building Products - 1.75%
15,766	Home Depot, Inc.	635,685

State Commercial Banks - 2.35%
31,200	Popular, Inc.	853,320

Telecommunications Services - 3.32%
15,276	Bellsouth Corp.	401,606
12,958	Centurytel, Inc.	465,192
14,014	SBC Communications, Inc.	337,457
		1,204,255

Textile- Apparel/Mill Products - 1.23%
7,555	VF Corp.	448,087

Transportation- Equipment/Leasing - 0.68%
7,015	Ryder Systems, Inc.	246,156

Transportation- Railroads - 0.77%
4,092	Union Pacific Corp.	279,361

Utility- Electric - 2.61%
10,421	Duke Energy Corp.	302,105
9,828	Edison International	442,555
11,615	Teco Energy, Inc.	202,217
		946,877

Utility-Gas Distribution - 2.16%
12,785	National Fuel Gas Co.	384,957
9,433	SCANA Corp.	399,865
		784,822

Utility- Water - 3.71%
39,297	Aqua America, Inc.	1,346,315

Total for Common Stock (Cost $29,487,080) - 99.55%		$ 36,119,248

Cash & Equivalents - 0.07%
25,504	Wisconsin Corporate Centralcredit Union Variable	25,504
	Demand Note (Cost $25,504) 0.10%**

	Total Investments - 99.62%	36,144,752
	(Cost $29,512,584) (Note 2)

	Other Assets Less Liabilities - 0.38%	138,881

	Net Assets - 100.00%	$ 36,283,633

* Non-income producing security.
** Variable Rate Security; The Coupon Rate shown represents the rate at February 28, 2005.
ADR- American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
August 31, 2005 (Unaudited)

Assets:
Investment Securities at Market Value	$ 36,144,752
(Cost $ 29,512,584)
Cash	96,875
Dividends and Interest Receivable	81,357
Receivable for Securities Sold	47,578
Total Assets	36,370,562
Liabilities
Accrued Expenses	8,973
Accrued Management Fees	11,784
Payable for Securities Purchased	66,172
Total Liabilities	86,929

Net Assets	$ 36,283,633

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 2,947,370 shares outstanding	2,947
Additional Paid in Capital	29,760,242
Accumulated Undistributed Net Investment Income	255,611
Realized Loss on Investments - Net	(367,335)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	6,632,168
Net Assets	$ 36,283,633
Net Asset Value and Redemption Price
Per Share ($36,283,633/2,947,370 shares)	$12.31

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the six months ending August 31, 2005 (Unaudited)
Investment Income:
Dividend Income	$ 383,363
Interest Income	1,279
Total Investment Income	384,642
Expenses:
Investment advisor fees	61,330
Administration fees	31,832
Fund servicing expense	42,344
Registration fees	10,251
Insurance expense	7,498
Printing and postage expense	7,082
Custody fees	4,370
Legal fees	3,532
Audit fees	4,164
Director fees	3,025
Compliance fees	6,000
Miscellaneous expense	602
Total Expenses	182,030

Net Investment Income	202,612

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(277,395)
Unrealized Appreciation on Investments	1,258,639
Net Realized and Unrealized Gain (Loss) on Investments	981,244

Net Increase in Net Assets from Operations	$1,183,856

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets	(Unaudited)
	Six Months	For the
	Ended	Year Ended
	August 31, 2005	February 28, 2005
From Operations:
Net Investment Income	$ 202,612	$ 257,603
Net Realized Gain (Loss) on Investments	(277,395)	(89,948)
Net Unrealized Appreciation	1,258,639	2,501,599
Increase in Net Assets from Operations	1,183,856	2,669,254
From Distributions to Shareholders:
Net Investment Income	0	(234,946)
Net Realized Gain from Security Transactions	0	(33,446)
Change in Net Assets from Distributions	0	(268,392)
From Capital Share Transactions (Note 4):
Proceeds From Sale of Shares	2,864,988	5,582,722
Shares Issued on Reinvestment of Dividends	0	265,659
Cost of Shares Redeemed
(net of redemption fees $5,056 and $2,652, respectively)	(1,109,531)	(2,704,155)
Net Increase from Shareholder Activity	1,755,457	3,144,226

Net Increase in Net Assets	2,939,313	5,545,088

Net Assets at Beginning of Period	33,344,320	27,799,232
Net Assets at End of Period	$ 36,283,633	$ 33,344,320

Share Transactions:
Issued	239,902	492,466
Reinvested	-	22,210
Redeemed	(92,872)	(238,184)
Net increase in shares	147,030	276,492
Shares outstanding beginning of period	2,800,340	2,523,848
Shares outstanding end of period	2,947,370	2,800,340

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	Six Months		For the	For the	For the	For the	For the
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2005		February 28, 2005	February 29, 2004	February 28, 2003	February 28, 2002	2/28/2001
Net Asset Value -
Beginning of Period	$ 11.91		$ 11.01	$ 8.09	$ 10.24	$ 9.90	$ 8.81
Net Investment Income	0.07		0.10	0.07	0.07	0.06	0.07
Net Gains or Losses on Securities
(realized and unrealized)	0.33		0.90	2.92	(2.15)	0.34	1.10
Total from Investment Operations	0.40		1.00	2.99	(2.08)	0.40	1.17

Distributions (From Net Investment Income)	0.00		(0.09)	(0.07)	(0.07)	(0.06)	(0.08)
Distributions (From Capital Gains)	0.00		(0.01)	0.00	0.00	0.00	0.00
Total Distributions	0.00		(0.10)	(0.07)	(0.07)	(0.06)	(0.08)

Net Asset Value -
End of Period	$ 12.31		$ 11.91	$ 11.01	$ 8.09	$ 10.24	$ 9.90

Total Return (a)	3.36%		9.06%	37.01%	(20.39)%	4.02%	13.25%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	36,284		33,344	27,799	17,865	18,486	15,205
Ratio of Expenses to Average Net Assets	1.05%	(b)	1.22%	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets, before reimbursement	1.05%	(b)	1.22%	1.25%	1.39%	1.25%	1.44%
Ratio of Net Income to Average Net Assets	1.17%	(b)	0.85%	0.75%	0.79%	0.63%	0.70%
Ratio of Net Income to Average Net Assets, before reimbursement	1.17%	(b)	0.85%	0.75%	0.65%	0.63%	0.51%
Portfolio Turnover Rate	5.34%	(b)	8.77%	9.16%	9.28%	8.22%	9.17%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
(b) Annualized

The accompanying notes are an integral part of the financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

August 31, 2005 (Unaudited)

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. There were no securities valued under this pricing service for 2005.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY

  TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the six months ended August 31, 2005, the Advisor earned fees of $61,330.

The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to five years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.

An affiliate of the Advisor provides certain administrative services to the Fund. These expenses amounted to $42,344 during the year.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $60,000 for services rendered based on the Fund’s current asset size.

The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

The Fund currently pays each Director an annual retainer of $2,000.

The Chief Compliance Officer is paid $1,000 per month.  For the six months ended August 31, 2005 the Chief Compliance Officer was paid $6,000.

NOTE 4. INVESTMENT TRANSACTIONS

For the six months ended August 31, 2005, purchases and sales of securities, excluding short-term   investments, aggregated $2,928,724 and $923,244, respectively.

NOTE 5. TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Ordinary income

$      255,611

Long term losses

$     (367,335)

Unrealized appreciation

$    6,632,168

THE MP63 FUND, INC.

Additional Information (Unaudited)

August 31, 2005

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at 1-877-676-3386 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

EXPENSE ILLUSTRATION

Expense Example

As a shareholder of the MP 63 Fund, Inc., you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2005 through August 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2005	August 31, 2005	March 1, 2005 to August 31, 2005

Actual	$1,000.00	$1,033.59	$5.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.91	$5.35

* Expenses are equal to the Fund's annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOARD OF DIRECTORS

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 73 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 74 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Richard Yaffa Age: 73 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 2005	President, Manhattan Products, Inc.	1	None

Interested Directors:

Vita Nelson 1,2 Age: 67 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.

Principal Officers who are not Directors:

Lester Nelson Age: 76 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Partner of the law firm of Nelson & Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.
David Fish Age: 56 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.

Richard Yaffa

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date November 4, 2005

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date November 4, 2005

* Print the name and title of each signing officer under his or her signature.